Exhibit 10.63
EXECUTION VERSION
AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT
(Series 2008-A)
     THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (Series 2008-A) (this “Amendment”) is executed as of November 20, 2009, by and among Cofina Funding, LLC, as the Issuer (the “Issuer”), Victory Receivables Corporation, as the Conduit Purchaser, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as the Funding Agent and as a Committed Purchaser.
RECITALS
     WHEREAS, the parties hereto are parties to that certain Note Purchase Agreement dated as of November 21, 2008 (as amended through the date hereof, the “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed thereto or incorporated by reference in the Agreement.
     SECTION 2. Amendment to Agreement. The Agreement is hereby amended as follows:
     (a) The Maximum Funded Amount is increased to $200,000,000.
     (b) The Purchase Expiration Date is extended to November 19, 2010.
     SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 4. Effectiveness. This Amendment shall become effective on the first date on which BTMU has received:
     (a) counterparts of this Amendment executed by each of the parties hereto (whether by facsimile or otherwise);
     (b) counterparts of that certain Amendment No. 3 to Base Indenture, dated as of the date hereof, among the Issuer, the Trustee and BTMU, executed by each of the parties thereto (whether by facsimile or otherwise);

     (c) counterparts of that certain fee letter, dated as of the date hereof, between the Issuer and BTMU (the “Fee Letter”), executed by each of the parties thereto (whether by facsimile or otherwise);
     (d) that certain Series 2008-A Cofina Variable Funding Asset-Backed Note No. 3 in a maximum principal amount of $200,000,000, dated as of the date hereof, executed by the Issuer (whether by facsimile or otherwise); and
     (e) all amounts due and owing to BTMU as of the date hereof pursuant to the Fee Letter, in immediately available funds.
     SECTION 5. Counterparts. This Amendment may be executed by different parties in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall together constitute but one and the same instrument.
     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
[Signatures Follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as the Issuer
By:	/s/ James M. Grafing
	Name:	James M. Grafing
	Title:	Chief Financial Officer

[Signatures Continue on the Following Page]
Amendment No. 2 to Series 2008-A NPA

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VICTORY RECEIVABLES CORPORATION, as the Conduit Purchaser
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the Funding Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	VP & Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory
Purchaser Percentage: 100%

Amendment No. 2 to Series 2008-A NPA

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